UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 21, 2010

DynaVox Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34716	27-1507281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 400, Pittsburgh, PA 15203

(Address of Principal Executive Offices) (Zip Code)

(412) 381-4883

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by DynaVox Inc. of its Class A common stock covered by the Registration Statement on Form S-1 (File No. 333-164217), on April 21, 2010, the Third Amended and Restated Limited Liability Company Agreement of DynaVox Systems Holdings LLC, dated as of April 21, 2010, was entered into by and among DynaVox Inc., as the managing member of DynaVox Systems Holdings LLC, and the other members of DynaVox Systems Holdings LLC.

In addition, on April 21, 2010, DynaVox Inc. entered into: (i) the Exchange Agreement, dated as of April 21, 2010, among DynaVox Inc. and the holders of Holdings Units from time to time party thereto; (ii) the Tax Receivable Agreement, dated as of April 21, 2010, by and among DynaVox Inc., DynaVox Systems Holdings LLC and the Members from time to time party thereto; (iii) the Registration Rights Agreement, dated as of April 21, 2010, by and among DynaVox Inc. and the Covered Persons from time to time party thereto; and (iv) the Amended and Restated Securityholders Agreement dated as of April 21, 2010, among DynaVox Inc., DynaVox Systems Holdings LLC and the Securityholders from time to time party thereto.

The Third Amended and Restated Limited Liability Company Agreement of DynaVox Systems Holdings LLC, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Amended and Restated Securityholders Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of Vestar Capital Partners and Park Avenue Equity Partners, L.P. have various relationships with DynaVox Inc. For further information concerning the other material relationships between DynaVox Inc., Vestar Capital Partners, Park Avenue Equity Partners, L.P. and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in DynaVox Inc.’s Prospectus, dated April 21, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 23, 2010.

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2010, DynaVox Inc.’s Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and DynaVox Inc.’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of DynaVox Inc.’s capital stock giving effect to the adoption of the Restated Certificate of Incorporation and the Amended and Restated Bylaws has previously been reported by DynaVox Inc. in the Prospectus. The Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 21, 2010, Michael N. Hammes, Michael J. Herling, James W. Liken, Augustine Nieto II and JoAnn A. Reed were appointed to the Board of Directors of DynaVox Inc., thereby joining Edward L. Donnelly, Jr., Roger C. Holstein, Erin L. Russell and William E. Mayer. Ms. Reed, Ms. Russell and Mr. Herling serve as members of DynaVox Inc.’s audit committee, Messrs. Liken, Nieto, Mayer and Holstein serve as members of DynaVox Inc.’s compensation committee and Mr. Herling, Ms. Reed and Mr. Hammes serve as members of DynaVox Inc.’s corporate governance and nominating committee.  Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by DynaVox Inc. in DynaVox Inc.’s Prospectus, dated April 21, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 23, 2010.

In connection with the initial public offering and pursuant to the DynaVox Inc. 2010 Long-Term Incentive Plan adopted by the Board of Directors and stockholder of DynaVox Inc. on April 20, 2010, on April 21, 2010, DynaVox Inc. granted options to purchase 568,000, 426,000, 142,000 and 25,000 shares of Class A common stock to Edward L. Donnelly, Jr., Michelle L. Heying, Robert E. Cunningham and Kenneth D. Misch, respectively. In addition, DynaVox Inc. granted 1,667 restricted shares of Class A common stock to each of Mr. Hammes, Mr. Herling, Mr. Liken, Mr. Nieto and Ms. Reed.

The Long-Term Incentive Plan, the form of Option Agreement and the form of Restricted Stock Agreement are filed herewith as exhibits 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On April 27, 2010, DynaVox Inc. completed its initial public offering by issuing 9,375,000 shares of Class A common stock for cash consideration of $13.95 per share (net of underwriting discounts) to a syndicate of underwriters led by Piper Jaffray & Co. and Jefferies & Company, Inc. as joint book-running managers for the offering. William Blair & Company, L.L.C. and Wells Fargo Securities, LLC acted as co-managers.

As contemplated in DynaVox Inc.’s Prospectus, dated April 21, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 23, 2010, DynaVox Inc. has used approximately $77.4 million of the proceeds from the initial public offering to purchase 5,158,646 Class A units of DynaVox Systems Holdings LLC from the existing owners of DynaVox Systems Holdings LLC, including members of our senior management, and all of the remaining proceeds to make a contribution to DynaVox Systems Holdings LLC in exchange for 4,216,354 newly-issued Class A units of DynaVox Systems Holdings LLC.  More specifically, approximately $1,357,125 has been paid to Mr. Donnelly for 90,475 Class A units, approximately $327,930 has been paid to Ms. Heying for 21,862 Class A units, approximately $324,345 has been paid to Mr. Cunningham for 21,623 Class A units, approximately $63,330 has been paid to Mr. Misch for 4,222 Class A units, approximately $441,825 has been paid to Mr. Liken for 29,455 Class A units, approximately $63,120 has been paid to Mr. Herling for 4,208 Class A units, approximately $57,735 has been paid to Mr. Holstein for 3,849 Class A units and approximately $24,630 has been paid to Mr. Nieto for 1,642 Class A units.  DynaVox Systems Holdings LLC has directly or indirectly used approximately $32.6 million of the proceeds from the initial public offering contributed to it by DynaVox Inc. to redeem the $31.0 million of 15% senior subordinated notes issued pursuant to a senior subordinated note purchase agreement, dated as of June 23, 2008, with BlackRock Kelso Capital Corporation, as a purchaser and the several other additional purchasers party thereto, and approximately $10.0 million of such proceeds to repay amounts outstanding under the senior secured credit facility with a syndicate of financial institutions, including GE Business Financial Services Inc. (formerly known as Merrill Lynch Business Financial Services Inc.), as administrative agent.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1

Restated Certificate of Incorporation of DynaVox Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form S-1 filed by DynaVox Inc. on February 16, 2010 (File No. 333-164217)).

3.2

Amended and Restated Bylaws of DynaVox Inc. (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registration Statement on Form S-1 filed by DynaVox Inc. on February 16, 2010 (File No. 333-164217)).

10.1	Third Amended and Restated Limited Liability Company Agreement of DynaVox Systems Holdings LLC, dated as of April 21, 2010.

10.2	Exchange Agreement, dated as of April 21, 2010, among DynaVox Inc. and the holders of Holdings Units from time to time party thereto.

10.3	Tax Receivable Agreement, dated as of April 21, 2010, by and among DynaVox Inc., DynaVox Systems Holdings LLC and the Members from time to time party thereto.

10.4	Registration Rights Agreement, dated as of April 21, 2010, by and among DynaVox Inc. and the Covered Persons from time to time party thereto.

10.5	Amended and Restated Securityholders Agreement, dated as of April 21, 2010, among DynaVox Inc., DynaVox Systems Holdings LLC and the Securityholders from time to time party thereto.

10.6

DynaVox Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Registration Statement on Form S-1 filed by DynaVox Inc. on April 8, 2010 (File No. 333-164217)).

10.7	Form of Stock Option Agreement.

10.8	Form of Restricted Stock Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVOX INC.

	By:	/s/ Marcy Smorey-Giger
		Name:	Marcy Smorey-Giger
		Title:	Chief Legal Officer

Date: April 27, 2010